Bank Premises and Equipment	12 Months Ended
Dec. 31, 2021
Bank Premises and Equipment [Abstract]
Bank Premises and Equipment
(5)	Bank Premises and Equipment

A summary of premises and equipment at December 31, 2021 and 2020 follows:

(dollars in thousands)
	2021	2020
Land	$2,443	2,414
Buildings	36,327	36,077
Furniture, fixtures and equipment	58,163	56,317
Leasehold improvements	33,918	33,697
Total bank premises and equipment	130,851	128,505
Accumulated depreciation and amortization	(97,824)	(94,093)
Total	$33,027	34,412

Depreciation and amortization expense was approximately $4.2 million, $4.0 million, and $4.0 million for the years 2021, 2020, and 2019, respectively.  Occupancy expense of the Bank’s premises included rental expense of $8.1 million in 2021, $8.0 million in 2020, and $7.8 million in 2019.